Scudder
International
Bond Fund

Semiannual Report
December 31, 1997

                             Pure No-Load(TM) Funds

For investors seeking an easy and low-cost way to broaden their  income-oriented
investments   beyond  U.S.  borders.   Invests  primarily  in  high-grade  bonds
denominated in foreign currencies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER [LOGO]

                         Scudder International Bond Fund

--------------------------------------------------------------------------------
Date of Inception: 7/6/88   Total Net Assets as of         Ticker Symbol:  SCIBX
                            12/31/97: $177.3 million
--------------------------------------------------------------------------------


o Scudder International Bond Fund provided a 5.05% 30-day SEC yield as of December 31, 1997, against a backdrop of declining yields worldwide.


o The Fund's -0.60% total return for the six-month period ended December 31 reflects a challenging environment for U.S. investors in foreign fixed-income securities, in which the U.S. dollar rose sharply against other currencies. A partial currency hedge enabled the Fund to outperform its benchmark index for the period.


o Several countries in Southeast Asia devalued their currencies in the summer and fall under competitive pressure from Japan and China, and the effects were felt throughout the emerging markets.




                                Table of Contents

   3  Letter from the Fund's Chairman     17  Financial Highlights
   4  Performance Update                  18  Notes to Financial Statements
   5  Portfolio Summary                   24  Report of Independent Accountants
   6  Portfolio Management Discussion     25  Stockholder Meeting Results
   9  Glossary of Investment Terms        28  Officers and Directors
  10  Investment Portfolio                29  Investment Products and Services
  14  Financial Statements                30  Scudder Solutions


                        2-Scudder International Bond Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the mid-year report for Scudder International Bond Fund for the six months ended December 31, 1997. The period presented a number of hurdles for U.S. investors in overseas fixed-income securities, including a stronger U.S. dollar and heightened volatility in the emerging markets.

     The world's  bond  markets have become  increasingly  challenging  for U.S.
investors, with markets now more closely aligned in terms of the yields they offer, their appreciation potential, and the way in which they respond to events in other parts of the world. Through rigorous fundamental research, Scudder International Bond Fund seeks to diversify portfolio assets across developed and developing markets, seeking a high level of income with an emphasis on capital preservation while also actively managing the portfolio's currency and interest-rate exposure.

     As you may know, we have been conducting extensive research to find out your needs and preferences regarding materials we send to you. Recently, a survey was sent to a sampling of shareholders to gauge satisfaction with the funds' annual and semiannual reports. An impressive majority of respondents -- 88% -- were satisfied or very satisfied with the reports. Respondents clearly liked the question and answer format and the idea of including a glossary of investment terms. We have already begun to implement these changes to the reports, and you can expect that we will continue to make improvements based on your feedback going forward.

     Thank you for your continued investment in Scudder International Bond Fund. We believe the Fund remains an appropriate vehicle for investors seeking exposure to the income opportunities found in non-U.S. fixed-income markets. If you have questions about your account or any Scudder Fund, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Bond Fund


                        3-Scudder International Bond Fund

PERFORMANCE UPDATE as of December 31, 1997
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                             Total Return
                            --------------
Period          Growth
Ended             of                 Average
12/31/97        $10,000    Cumulative  Annual
--------------------------------------------
SCUDDER INTERNATIONAL BOND FUND
--------------------------------------------
1 Year         $  9,590      -4.10%   -4.10%
5 Year         $ 11,405      14.05%    2.67%
Life of Fund*  $ 20,650     106.50%    7.94%

--------------------------------------------
SALOMON BROTHERS NON-U.S. DOLLAR WORLD
GOVERNMENT BOND INDEX
--------------------------------------------
1 Year         $  9,574      -4.26%   -4.26%
5 Year         $ 14,533      45.33%    7.76%
Life of Fund*  $ 21,558     115.58%    8.49%
--------------------------------------------
* The Fund commenced operations on July 6, 1988. Index comparisons begin on July 31, 1988.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
 A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER INTERNATIONAL BOND FUND
Year                Amount
---------------------------
7/88                $10,000
'88                 $10,598
'89                 $11,365
'90                 $13,764
'91                 $16,824
'92                 $18,105
'93                 $20,971
'94                 $19,167
'95                 $20,796
'96                 $21,532
'97                 $20,650

SALOMON BROTHERS NON-U.S. DOLLAR WORLD
GOVERNMENT BOND INDEX
Year                Amount
---------------------------
7/88                $10,000
'88                 $10,941
'89                 $10,568
'90                 $12,185
'91                 $14,160
'92                 $14,834
'93                 $17,077
'94                 $18,099
'95                 $21,635
'96                 $22,518
'97                 $21,558

The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31

                      1988*    1989    1990    1991    1992    1993    1994    1995    1996    1997
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $12.21   $11 97  $12.90  $13.53  $12.83  $13.50  $11.38  $11.46  $11.20  $10.16
INCOME DIVIDENDS..   $  .49   $ 1.05  $ 1.16  $ 1.17  $ 1.07  $  .92  $  .99  $  .85  $  .64  $  .58
CAPITAL GAINS
DISTRIBUTIONS.....   $   --   $   --  $  .29  $  .81  $  .62  $  .39  $   --  $   --  $   --  $   --
FUND TOTAL
RETURN (%)........     5.98     7.23   21.11   22.23    7.62   15.83   -8.61    8.50    3.54   -4.10
INDEX TOTAL
RETURN (%)........     9.42    -3.41   15.29   16.22    4.77   15.12    5.99   19.55    4.08   -4.26

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the five year and life of Fund periods would have been lower.



                        4-Scudder International Bond Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
---------------------------------------------------------------------------
Italy                         18.3%
United Kingdom                17.3%
France                        10.6%
Spain                          8.2%
Denmark                        5.8%
Ireland                        5.6%
Germany                        5.4%
Sweden                         5.0%
Norway                         4.5%
Canada                         2.6%
Finland                        2.6%
Peru                           2.2%
Australia                      2.1%
Argentina                      1.8%
Panama                         1.6%
Hungary                        1.4%
Mexico                         1.2%
Poland                         1.2%
Other                          2.6%
                             ------
                             100.0%
                             ======

The Fund has substantial exposure
to smaller European bond markets
such as Italy and Spain.


---------------------------------------------------------------------------
INTEREST RATE EXPOSURE
---------------------------------------------------------------------------
Italy                        18.3%
United Kingdom               17.3%
France                        6.0%
Japan                         5.8%
Denmark                       5.8%
United States                 5.8%
Ireland                       5.6%
Germany                       5.4%
Sweden                        5.0%
European Currency             4.6%
Norway                        4.5%
Finland                       2.6%
Canada                        2.6%
Spain                         2.4%
Australia                     2.1%
Hungary                       1.4%
Poland                        1.2%
Mexico                        1.2%
Other                         2.4%
                            ------
                            100.0%
                            ======

The Fund is cautiously
positioned with respect to
interest rate risk.


---------------------------------------------------------------------------
CURRENCY EXPOSURE (a)
---------------------------------------------------------------------------
United States                 40.0%
Italy                         13.2%
United Kingdom                 8.4%
France                         6.0%
Japan                          5.8%
Denmark                        5.8%
Ireland                        5.6%
Sweden                         5.0%
European Currency              4.6%
Norway                         4.5%
Canada                         2.6%
Spain                          2.4%
Hungary                        1.4%
Poland                         1.2%
Mexico                         1.2%
South Africa                   0.8%
Turkey                         0.8%
Thailand                       0.8%
Australia                     -0.1%
Germany                      -10.0%
                             ------
                             100.0%
                             ======

Exposure to foreign currency
fluctuation is reduced through
hedging a portion of the
portfolio back into U.S. dollars.

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.
-----------------------------------------------------------------------

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                        5-Scudder International Bond Fund

                         Portfolio Management Discussion

We asked Gary P. Johnson, lead portfolio manager of Scudder International Bond Fund, to discuss the market environment and the Fund's current investment strategy.

Q:  How did the Fund perform in the six-month period ended December 31, 1997?

A: Despite a period of generally declining interest rates globally, Scudder International Bond Fund provided a competitive 30-day SEC yield of 5.05% on December 31, 1997. The Fund's yield benefited both from an emphasis on Europe's peripheral markets and careful investment in some of the world's rapidly developing markets. The Fund's -0.6% total return masks modest gains in its European holdings. Throughout the period, a rising U.S. dollar diminished those gains, and in some cases produced negative results. The Fund's return compares with a -1.18% total return for the unmanaged and unhedged Salomon Brothers Non-U.S. World Government Bond Index. The Fund's outperformance can be attributed largely to our strategy for managing currency risk, in which a portion of the Fund's foreign-currency exposure was hedged back to the U.S. dollar.

Q:  How would you describe the Fund's strategy during this period?

A: Our strategy during the first half of the fiscal year was three-fold. First, we sought to own bonds in markets that were rallying. Second, we attempted to limit the Fund's overall currency risk. Third, we invested in certain emerging market bonds to enhance the Fund's overall yield.

The Fund's emphasis on Europe's smaller markets helped boost its total return. The peripheral markets of Spain, Italy, and Sweden, buoyed by improving fiscal deficits and a benign inflation outlook, outperformed the core markets of Germany and France. Prospects for a broader European Monetary Union (EMU) continued to narrow yield spreads among potential participants. Earlier in the decade, when EMU was more theory than reality, less fiscally virtuous countries such as Italy and Spain paid a stiff yield premium to borrow in the markets. After the exchange rate mechanism crumbled in late 1992, Italian 10-year bonds traded as high as seven percentage points above German bonds. Today, that spread has narrowed to 29 basis points (less than one-third of one percentage point). In part, this reflects Italy's success at curbing both inflation and the growth of government borrowing. But it also reflects the market's perception that Italy and Germany will one day share the same currency. Strong performance also came from the U.K. market this year, as talk of eventual British participation in EMU led to a dramatic rally in long-term bonds.

Japanese bonds rallied during the period, as prospects for economic revival went from bad to worse. Already reeling from the announcement of a new consumption tax and plans to rein in fiscal spending, Japan is expected to suffer as a result of the Southeast Asian crisis. The region's malaise affects Japan because nearly 20% of Japan's exports flow to these countries, and because its weak domestic economy raises its reliance on export-led growth. We reduced the Fund's Japanese exposure during the period. Although these bonds are now

                        6-Scudder International Bond Fund

 ------------------------------------------------------
 Yields Fall Around The World
 ------------------------------------------------------

                    12/31/96     6/30/97    12/31/97

   Canada             6.38%       6.23%       5.68%

   Japan              2.71        2.60        1.84

   Germany            5.78        5.69        5.35

   France             5.73        5.56        5.34

   United Kingdom     7.50        7.07        6.29

   Italy              7.44        6.83        5.64

   Spain              6.73        6.34        5.63

   Sweden             6.70        6.59        5.96

   Denmark            6.53        6.31        5.65

   Mexico             9.58        9.00        9.05
 ------------------------------------------------------
Source: Salomon Brothers. Figures represent yields on 10-year government securities.

considered to be a relatively safe haven, their yields are just too low -- less than 2% for a 10-year bond -- to warrant a sizable investment stake, in our view.

Throughout the period, we sought to limit the short-term impact of fluctuating foreign currencies. Changes in currency exchange rates can have a significant impact on returns to U.S. holders of foreign bonds. When the value of the U.S. dollar rises versus the currency in which the Fund's investment is held, the gain you may have received "on paper" from that investment is reduced and can be turned into a loss. Since the spring, we have employed a quantitative approach to currency exposure, designed to keep the impact of fluctuating currencies within a relatively narrow range, while also seeking to minimize the expense of managing currency risk. Nevertheless, the strength of the U.S. dollar hurt overall Fund performance during the period. While we may seek to limit currency risk, we do not intend to eliminate it. When the dollar finally begins to weaken, the Fund's exposure to foreign currencies should benefit performance.

Q:  And the emerging markets?

A: With European yields in free fall, we sought to take advantage of opportunities in the emerging markets. Although relatively small (less than 10% of net assets), the Fund's allocation to these high-yielding markets provided an important boost to its overall yield. The Fund's net asset value suffered, however, as the pressure for certain Asian countries to become more competitive through cheaper exports culminated this year in a series of currency devaluations. Several monetary policy missteps in the aftermath of the devaluations left investors wary of emerging markets in general.

Q:  What's the Fund's strategy going forward?

A: In the coming months, we expect to continue to hold emerging market bonds as our primary call on improving country fundamentals. In our view, bonds from markets such as Argentina, Poland, and Mexico -- where ongoing reforms are creating more favorable terms for investors -- are the most likely to receive

                        7-Scudder International Bond Fund
credit rating upgrades. We also expect to take advantage of opportunities in select emerging markets that we believe are now oversold as a result of the trouble in Southeast Asia.

In Europe, we expect to continue to emphasize the peripheral markets, such as Italy, Spain, and Sweden, at the expense of the larger, principal markets. Although the secondary markets have been the undisputed leaders in performance for the bulk of this decade, we believe there is still opportunity for rates to fall and bond prices to rise, especially in the short-end of the yield curve, as markets position for EMU.

With a stake in the world's developed and developing markets and a cautious eye toward the future direction of interest rates, we believe Scudder International Bond Fund is well-positioned to make the most of the fixed-income opportunities that lie ahead.

                        8-Scudder International Bond Fund

                          Glossary of Investment Terms


 BOND An interest-bearing or discounted government or corporate security that typically requires the issuer to pay a fixed amount of interest for a specified time, usually a number of years, then repay the bondholder the face amount (principal) of the bond. Bondholders have an IOU from an issuer but no ownership privileges, as with stockholders.

 CURRENCY RISK      The  risk  of  loss  to a  portfolio  because  of changes in the value of different currencies. For a U.S. investor in overseas markets, the risk that a rising dollar relative to foreign currencies will reduce returns.

 DURATION A measure of a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration (expressed in years), the greater the sensitivity to a change in rates.

 EMERGING MARKETS   The   rapidly   growing  stock  and  bond markets  of  newly
                    industrialized countries, such as Brazil or Indonesia.


 EXCHANGE RATE      The  price at  which the  currency  of  one  country  can be converted to the currency of another.

 HEDGING The attempt to minimize a risk by taking steps to offset that risk. With currencies, hedges can be established (for a cost) in the form of options or forward contracts that ensure that a security transaction will take place at a specified exchange rate.

 VOLATILITY         The tendency of a security, commodity, or market to rise and fall in price over time. Volatility is inherent in almost all investments but differs in degree from investment to investment and from market to market. For example, in the United States, money-market mutual funds strive to maintain a fixed price and thus experience very little volatility, if any. By comparison, bonds from the emerging markets can be highly volatile.

 YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.

(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)


                        9-Scudder International Bond Fund

                  Investment Portfolio as of December 31, 1997

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations 0.2%
------------------------------------------------------------------------------------------------------------------------------

U.S. Dollars
U.S. Treasury Bill, 3/12/98 ......................................................               115,000               113,863
U.S. Treasury Bill, 4/30/98 ......................................................               150,000               147,444
U.S. Treasury Bill, 5/28/98 (b) ..................................................                35,000                34,256
------------------------------------------------------------------------------------------------------------------------------
Total U. S. Treasury Obligations (Cost $295,558)                                                                       295,563
------------------------------------------------------------------------------------------------------------------------------

Foreign Denominated Debt Obligations 94.0%
------------------------------------------------------------------------------------------------------------------------------

Australian Dollars 2.1%
Commonwealth of Australia, 10%, 2/15/06 ..........................................             4,470,000             3,643,461
                                                                                                                  ------------
British Pounds 17.3%
United Kingdom Treasury Bond, 8%, 12/7/00 ........................................             7,605,000            12,971,750
United Kingdom Treasury Bond, 8%, 12/7/15 ........................................             7,200,000            14,073,541
United Kingdom Treasury Bond, 8%, 6/7/21 .........................................             1,490,000             2,987,710
                                                                                                                  ------------
                                                                                                                    30,033,001
                                                                                                                  ------------
Canadian Dollars 2.6%
Rogers Cantel Mobile Communications Inc., 10.5%, 6/1/06 ..........................             5,650,000             4,482,213
                                                                                                                  ------------
Danish Kroner 5.8%
Kingdom of Denmark, 7%, 11/15/07 .................................................            27,000,000             4,333,465
Nykredit A/S, 7%, 10/1/29 ........................................................            39,770,000             5,744,962
                                                                                                                  ------------
                                                                                                                    10,078,427
                                                                                                                  ------------
Deutsche Marks 5.2%
Landesbank Rheinland-Pfalz Girozentrale Global, 5.75%, 10/16/03 ..................            15,600,000             8,921,101
                                                                                                                  ------------
European Currency Units 4.6%
Government of France, 5%, 3/16/99 ................................................             3,000,000             3,313,788
Government of France, 5.5%, 4/25/07 ..............................................             4,200,000             4,627,762
                                                                                                                  ------------
                                                                                                                     7,941,550
                                                                                                                  ------------
Finnish Markka 2.6%
Republic of Finland, 6%, 4/25/08 .................................................            24,000,000             4,560,075
                                                                                                                  ------------
French Francs 6.0%
Government of France, 8.5%, 10/25/08 .............................................            50,000,000            10,384,328
                                                                                                                  ------------
Hungarian Forints 1.4%
Chase Manhattan Bank Currency Linked Note, 19.19%, 2/6/98 ........................           483,538,040             2,437,870
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                       10-Scudder International Bond Fund

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Irish Pounds 5.6%
Republic of Ireland, 6.5%, 4/19/00 ...............................................             3,985,000             5,680,167
Republic of Ireland, 6.5%, 10/18/01 ..............................................             2,680,000             4,015,093
                                                                                                                  ------------
                                                                                                                     9,695,260
                                                                                                                  ------------
Italian Lire 18.3%
Republic of Italy, 8.25%, 7/1/99 .................................................         6,680,000,000             3,948,603
Republic of Italy, 8.5%, 8/1/99 ..................................................        30,000,000,000            17,760,380
Republic of Italy, 5.5%, 9/15/00 .................................................         3,395,000,000             1,952,885
Republic of Italy, 8.5%, 1/1/04 ..................................................        12,380,000,000             8,096,809
                                                                                                                  ------------
                                                                                                                    31,758,677
                                                                                                                  ------------
Japanese Yen 5.8%
Kingdom of Spain, 3.1%, 9/20/06 ..................................................         1,200,000,000            10,099,789
                                                                                                                  ------------
Mexican Pesos 1.2%
Certificados de la Tesoreria, Zero Coupon, 6/4/98 ................................            17,569,140             2,007,617
                                                                                                                  ------------
Norwegian Kroner 4.5%
Kingdom of Norway, 6.75%, 1/15/07 ................................................            53,000,000             7,818,093
                                                                                                                  ------------
Polish Zlotys 1.2%
Morgan Guaranty Trust Co. Currency Linked Note, 24.25%, 1/22/98 ..................             7,106,628             2,024,497
                                                                                                                  ------------
South African Rands 0.8%
Bankers Trust Co. Time Deposit linked to South African Rand, 15.66%, 1/12/98 .....             6,888,132             1,415,418
                                                                                                                  ------------
Spanish Pesetas 2.4%
Kingdom of Spain, 9.4%, 4/30/99 ..................................................           270,000,000             1,879,394
Kingdom of Spain, 10%, 2/28/05 ...................................................           270,000,000             2,243,753
                                                                                                                  ------------
                                                                                                                     4,123,147
                                                                                                                  ------------
Swedish Kronor 5.0%
Kingdom of Sweden, 6%, 2/9/05 ....................................................            68,000,000             8,617,824
                                                                                                                  ------------
Thai Bahts 0.8%
Chase Manhattan Bank Currency Linked Note, 14.47%, 1/30/98 .......................            60,643,900             1,327,000
                                                                                                                  ------------
Turkish Lira 0.8%
J.P. Morgan & Co. Time Deposit linked to Turkish Lira, 81%, 1/12/98 ..............       184,850,000,000               886,808
J.P. Morgan & Co. Time Deposit linked to Turkish Lira, 84%, 2/6/98 ...............        91,925,000,000               443,965
                                                                                                                  ------------
                                                                                                                     1,330,773
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $166,853,431)                                                     162,700,121
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       11-Scudder International Bond Fund

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 5.5%
------------------------------------------------------------------------------------------------------------------------------
Cedulas Hipotecarias, 8.79%, 9/1/00 ..............................................             1,976,000             1,877,649
Letras del Tesoro, Zero Coupon, 3/20/98 ..........................................             1,250,000             1,225,625
Republic of Panama, Past Due Interest Bond, 6.69%, 7/17/16 .......................             1,300,111             1,059,590
Republic of Panama, 8.88%, 9/30/27 ...............................................             1,750,000             1,636,250
Republic of Peru, Past Due Interest Bond, 4%, 3/7/17 .............................             5,750,000             3,766,250
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $9,530,859)                                                     9,565,364
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $176,679,848)                                                                              172,561,048
------------------------------------------------------------------------------------------------------------------------------

Purchased Options 0.3%
------------------------------------------------------------------------------------------------------------------------------
Put on British Pounds, strike price 1.63, expires 1/8/98 .........................   GBP      16,750,000                34,170
Put on Deutsche Marks, strike price 1.7575, expires 2/17/98 ......................   DEM      27,680,625               415,209
Put on Italian Lire, strike price 1786, expires 1/7/98 ...........................   ITL  47,300,000,000                27,907

                                                                                             Number of
                                                                                             Contracts
                                                                                          ---------------

Call on U.S. Treasury Note Future, strike price 108, expires 2/23/98 .............                   125               121,094
------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $688,756)                                                                                598,380
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $177,368,604) (a)                                                       173,159,428
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $177,368,604. At December 31, 1997, net unrealized depreciation for all securities based on tax cost was $4,209,176. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,480,900 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,690,076.
  (b) At December 31, 1997, these securities, in whole or in part, were pledged to cover initial margin requirements on open future contracts.

 At December 31, 1997, open future contracts sold short were as follows:

                                        Expiration                           Aggregate             Market
  Futures                                  Date           Contracts         Face Value ($)        Value ($)
  --------                             ----------------------------------------------------------------------
  French 10 year Bond                     3/16/98            123              10,298,535          10,399,478
                                                                                                 -----------
 Total net unrealized depreciation on open futures contracts sold short ....................         100,943
                                                                                                 ===========

    The accompanying notes are an integral part of the financial statements.


                       12-Scudder International Bond Fund

--------------------------------------------------------------------------------
 At December 31, 1997 outstanding written options were as follows:

                                        Principal
                                          Amount          Expiration          Strike                Market
Call Options                             (000's)             Date             Price                 Value($)
------------                           ----------------------------------------------------------------------
GBP .............................           16,750           1/8/98         GPB  1.6604             89,110
ITL .............................       26,294,625          2/17/98         ITL  1669.5             15,251
                                                                                                 ---------
Total outstanding written options (Premiums received $362,513) ............................        104,361
                                                                                                 =========

 Currency Abbreviations

 AUD   Australian Dollar     GBP   British Pound         NZD  New Zealand Dollar

 DEM   Deutsche Mark         ITL   Italian Lire          SEK  Swedish Krona

 FIM   Finnish Markka        JPY   Japanese Yen          USD  U.S. Dollar

    The accompanying notes are an integral part of the financial statements.


                       13-Scudder International Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $176,679,848) ................     $ 172,561,048
                 Purchased options, at value (identified cost $688,756) ...............           598,380
                 Cash .................................................................            53,284
                 Receivable for investments sold ......................................         2,184,685
                 Interest receivable ..................................................         4,222,660
                 Receivable for Fund shares sold ......................................           288,021
                 Daily variation margin receivable on open futures contracts ..........            76,545
                 Unrealized appreciation on forward currency exchange contracts .......           452,017
                 Other assets .........................................................             6,619
                                                                                           ----------------
                 Total assets .........................................................       180,443,259
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................           492,534
                 Payable for investments purchased ....................................           387,791
                 Notes payable ........................................................         1,600,000
                 Dividends payable ....................................................           178,262
                 Written options at market (premiums received $362,513) ...............           104,361
                 Unrealized depreciation on forward currency exchange contracts .......             9,869
                 Accrued management fee ...............................................           129,789
                 Other payables and accrued expenses ..................................           281,053
                                                                                           ----------------
                 Total liabilities ....................................................         3,183,659
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 177,259,600
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income .........       (23,214,640)
                 Net unrealized appreciation (depreciation) on:
                 Investments ..........................................................        (4,118,800)
                 Futures contracts ....................................................          (100,943)
                 Options ..............................................................           167,776
                 Foreign currency related transactions ................................           341,788
                 Accumulated net realized loss ........................................       (77,813,404)
                 Paid-in capital ......................................................       281,997,823
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 177,259,600
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($177,259,600 / 17,447,208 shares of capital stock
                    outstanding, $.01 par value, 200,000,000 shares                        ----------------
                    of capital stock authorized) ......................................            $10.16
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                       14-Scudder International Bond Fund

                             Statement of Operations
                       six months ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $   7,522,694
                                                                                           -----------------
                 Expenses:
                 Management fee .......................................................           863,573
                 Services to shareholders .............................................           477,824
                 Custodian and accounting fees ........................................           158,688
                 Directors' fees and expenses .........................................            25,052
                 Reports to shareholders ..............................................            39,119
                 Auditing .............................................................            42,637
                 Legal ................................................................             8,562
                 Registration fees ....................................................            12,484
                 Interest expense .....................................................             7,228
                 Other ................................................................            33,558
                                                                                           -----------------
                                                                                                1,668,725
                --------------------------------------------------------------------------------------------
                 Net investment income                                                          5,853,969
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................        (4,017,355)
                 Options ..............................................................          (248,605)
                 Futures contracts ....................................................          (343,117)
                 Foreign currency related transactions ................................          (869,274)
                                                                                           -----------------
                                                                                               (5,478,351)
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................        (2,309,349)
                 Options ..............................................................           160,621
                 Futures contracts ....................................................          (100,943)
                 Foreign currency related transactions ................................           436,429
                                                                                           -----------------
                                                                                               (1,813,242)
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (7,291,593)
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (1,437,624)
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       15-Scudder International Bond Fund

                       Statements of Changes in Net Assets

                                                                                      Six Months
                                                                                         Ended         Year Ended
                                                                                      December 31,    June 30, 1997
Increase (Decrease) in Net Assets                                                        1997
-----------------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .........................................      $   5,853,969     $  19,109,198
               Net realized gain (loss) from investment transactions .........         (5,478,351)      (16,656,519)
               Net unrealized appreciation (depreciation) on investment
                  transactions during the period .............................         (1,813,242)        4,833,059
                                                                                   ----------------  ---------------
               Net increase (decrease) in net assets resulting from
                  operations .................................................         (1,437,624)        7,285,738
                                                                                   ----------------  ---------------
               Distributions to shareholders:
               From net investment income ....................................         (5,853,969)      (19,109,198)
                                                                                   ----------------  ---------------
               Fund share transactions:
               Proceeds from shares sold .....................................         27,912,884        53,550,698
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..............................          4,703,164        13,116,739
               Cost of shares redeemed .......................................        (84,058,040)     (334,293,130)
                                                                                   ----------------  ---------------
               Net increase (decrease) in net assets from Fund share
                  transactions ...............................................        (51,441,992)     (267,625,693)
                                                                                   ----------------  ---------------
               Increase (decrease) in net assets .............................        (58,733,585)     (279,449,153)
               Net assets at beginning of period .............................        235,993,185       515,442,338
               Net assets at end of period (including accumulated
                  distributions in excess of net investment income of              ----------------  ---------------
                  $23,214,640 for each period) ...............................      $ 177,259,600     $ 235,993,185
                                                                                   ----------------  ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period .....................         22,435,381        46,922,766
                                                                                   ----------------  ---------------
               Shares sold ...................................................          2,697,699         4,932,206
               Shares issued to shareholders in reinvestment of
                  distributions ..............................................            456,924         1,206,004
               Shares redeemed ...............................................         (8,142,796)      (30,625,595)
                                                                                   ----------------  ---------------
               Net increase (decrease) in Fund shares ........................         (4,988,173)      (24,487,385)
                                                                                   ----------------  ---------------
               Shares outstanding at end of period ...........................         17,447,208        22,435,381
                                                                                   ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                       16-Scudder International Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                                                     For the Period
                                                                                                                      July 6, 1988
                            Six Months                                                                                (commencement
                               Ended                            Years Ended June 30,                                  of operations)
                            December 31,                                                                               to June 30,
                               1997        1997      1996      1995      1994(a)    1993      1992      1991      1990      1989
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning    ----------------------------------------------------------------------------------------------------
   of period ...............   $10.52      $10.98    $11.43    $11.97    $13.57     $13.68    $12.35    $12.08    $11.27    $12.00
Income from investment        ----------------------------------------------------------------------------------------------------
   operations:
Net investment income ......      .30         .58       .73       .98       .92       1.03      1.08      1.21      1.10      1.00
Net realized and unrealized
   gain (loss) on
   investment
   transactions (b) ........     (.36)       (.46)     (.45)     (.54)    (1.22)       .52      2.15       .56       .80      (.73)
Total from investment         ----------------------------------------------------------------------------------------------------
   operations ..............     (.06)        .12       .28       .44      (.30)      1.55      3.23      1.77      1.90       .27
Less distributions:           ----------------------------------------------------------------------------------------------------
From net investment income..     (.30)       (.58)     (.12)       --      (.91)     (1.04)    (1.09)    (1.21)    (1.09)    (1.00)
From net realized gains on
   investment
   transactions ............       --          --        --        --        --       (.62)     (.81)     (.29)       --        --
In excess of net realized
   gains on investment
   transactions ............       --          --        --        --      (.39)        --        --        --        --        --
Tax return of capital ......       --          --      (.61)     (.98)       --         --        --        --        --        --
                              ----------------------------------------------------------------------------------------------------
Total distributions ........     (.30)       (.58)     (.73)     (.98)    (1.30)     (1.66)    (1.90)    (1.50)    (1.09)    (1.00)
                              ----------------------------------------------------------------------------------------------------
Net asset value, end of       ----------------------------------------------------------------------------------------------------
   period ..................   $10.16      $10.52    $10.98    $11.43    $11.97     $13.57    $13.68    $12.35    $12.08    $11.27
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) .......     (.60)**     0.94      2.59      3.92     (2.83)     12.24     28.25     14.88     17.59      2.16**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ............      177         236       515       910     1,231      1,017       542       144        73        13
Ratio of operating
   expenses, net to average
   daily net assets (%) ....     1.61*       1.36      1.26      1.30      1.27       1.25      1.25      1.25      1.25      1.00*
Ratio of operating expenses
   before expense
   reductions, to average
   daily net assets (%) ....     1.61*       1.36      1.26      1.30      1.29       1.37      1.57      1.75      2.51      5.59*
Ratio of net investment
   income to average daily
   net assets (%) ..........     5.66*       5.28      6.50      8.52      6.86       7.69      8.31      9.48      9.57      8.58*
Portfolio turnover
   rate (%) ................    180.6*      298.2     275.7     318.5     232.9      249.7     147.9     260.1     215.6     103.8*

(a)   Based on monthly average of shares outstanding during the period.
(b) Includes exchange gain (loss) of $.01, $.01 and ($.02) for the periods ended June 30, 1991, 1990 and 1989, previously included in net investment income.
(c) Total returns for certain periods would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized


                       17-Scudder International Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Bond Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on securities and currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on securities and currencies to lock in the exchange rate component of the purchase price of securities expected to be purchased in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                       18-Scudder International Bond Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund


                       19-Scudder International Bond Fund
utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At June 30, 1997, the Fund had a net tax basis capital loss carryforward of approximately $73,927,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2003 ($67,834,000), and June 30, 2004 ($6,093,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1996 through June 30, 1997, the Fund incurred approximately $22,853,000 of realized currency losses and $528,000 of realized long-term capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending June 30, 1998.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. It appears likely that a portion of the Fund's income distributions for the fiscal year ending June 30, 1998 will be treated as a non-taxable return of capital.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.


                       20-Scudder International Bond Fund

                      B. Purchases and Sales of Securities

For the six months ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $163,331,155 and $202,813,770, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended December 31, 1997 was $200,313,830 and $190,015,295, respectively.

Transactions in written options for the six months ended December 31, 1997 are summarized as follows:

               -------------------------------------------------------------------------------------------

                     Option Contracts                Options on Currencies (000 omitted)
               -----------------------------  ------------------------------------------  ----------------
                 Number of      Premiums                                                     Premiums
                 Contracts    Received ($)        AUD           GBP            ITL         Received ($)
               -----------------------------  ------------------------------------------  ----------------
Beginning of
Period .......          161        260,719         12,000            --             --    $     45,000
Written ......          323        347,091         38,800        19,750     73,594,625         909,523
Closed .......         (200)      (290,773)       (33,000)       (3,000)   (47,300,000)       (500,610)
Exercised ....         (284)      (317,037)            --            --             --              --
Expired ......           --             --        (17,800)           --             --         (91,400)
               ------------   ------------    -----------  ------------   ------------    ------------
End of
Period .......           --             --             --        16,750     26,294,625    $    362,513
               ============   ============    ===========  ============   ============    ============
               -------------------------------------------------------------------------------------------

               ----------------------------------------------------------------

               Options on Currencies (000 omitted) (continued)
               -----------------------------------------------  ---------------
                                                                   Premiums
                    NZD             SEK            GBP/DEM       Received ($)
               -----------------------------------------------  ---------------
Beginning of
Period .......       16,099              --            7,275    $    186,374
Written ......       44,082          75,000            1,800         338,525
Closed .......      (27,800)        (75,000)              --        (211,195)
Exercised ....           --              --           (7,275)        (71,981)
Expired ......      (32,381)             --           (1,800)       (241,723)
               ------------    ------------     ------------    ------------
End of
Period .......           --              --               --    $         --
               ============    ============     ============    ============
               ----------------------------------------------------------------

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining


                       21-Scudder International Bond Fund

Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% on the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the six months ended December 31, 1997, the fee pursuant to these agreements amounted to $863,573, which is equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Effective January 1, 1998, the Adviser has agreed to maintain expenses at not more than 1.50% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1997, the amount charged by SSC aggregated $258,794, of which $35,369 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by STC aggregated $41,445, of which $6,618 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $84,293, of which $12,571 is unpaid at December 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At December 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $9,157.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1997, Directors' fees and expenses aggregated $25,052.


                       22-Scudder International Bond Fund

                                 D. Commitments

As of December 31, 1997 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $442,148.

                                                                                    Net Unrealized
                                                                                     Appreciation
                                                                                    (Depreciation)
          Contracts to Deliver         In Exchange For          Settlement Date         (U.S.$)
       -------------------------  -------------------------  --------------------  ----------------
        USD            129,708     JPY         16,616,950            1/7/98               (2,215)
        USD             79,616     JPY         10,188,100           1/14/98               (1,366)
        AUD          5,800,000     USD          3,810,600           1/28/98               29,899
        DEM         17,710,250     USD         10,000,000            2/3/98              135,268
        DEM          3,529,740     USD          2,000,000            2/3/98               33,910
        USD          1,622,081     DEM          2,900,848            2/3/98               (6,288)
        DEM         10,586,330     USD          6,029,280            3/2/98              124,148
        FIM         25,224,320     USD          4,768,302            3/2/98              128,792
                                                                                    ------------
                                                                                         442,148
                                                                                    ============

                               E. Lines of Credit

The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

The weighted average outstanding balance of all loans (based on the number of days the loans were outstanding) was $2,084,000 with a weighted average interest rate of 6.67%. Interest expense for the six months ended December 31, 1997 was $7,228 (less than $.005 per share). The maximum month-end borrowings outstanding during the six months ended December 31, 1997 was $2,000,000.


                       23-Scudder International Bond Fund

                        Report of Independent Accountants

To the Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder International Bond Fund:

We have audited the accompanying statement of assets and liabilities of Scudder International Bond Fund including the investment portfolio, as of December 31, 1997, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and for the year ended June 30, 1997, and the financial highlights for the six months ended December 31, 1997, for each of the eight years in the period ended June 30, 1997 and for the period July 6, 1988 (commencement of operations) to June 30, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Bond Fund as of December 31, 1997, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and for the year ended June 30, 1997, and the financial highlights for the six months ended December 31, 1997, for each of the eight years in the period ended June 30, 1997 and for the period July 6, 1988 (commencement of operations) to June 30, 1989, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 23, 1998


                       24-Scudder International Bond Fund

                           Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder International Bond Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.

                                                     Number of Votes:
                                                     ----------------

                  Director                    For                      Withheld
                  --------                    ---                      --------

     Paul Bancroft III                     11,003,619                  568,900

     Sheryle J. Bolton                     11,006,659                  565,860

     William T. Burgin                     10,979,428                  593,091

     Thomas J. Devine                      11,003,272                  569,247

     Keith R. Fox                          11,017,121                  555,398

     William H. Gleysteen, Jr.             11,001,448                  571,071

     William H. Luers                      11,006,735                  565,784

     Daniel Pierce                         11,008,710                  563,809

     Kathryn L. Quirk                      10,999,375                  573,144


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                   Number of Votes:
                                   ----------------

            For              Against          Abstain        Broker Non-Votes*
            ---              -------          -------        -----------------

         10,640,248          563,378          368,893             758,317


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

            For              Against          Abstain         Broker Non-Votes*
            ---              -------          -------         -----------------

         10,204,061         1,138,304         600,754              677,205


                       25-Scudder International Bond Fund

4. To approve the revision of certain fundamental investment policies.


                                                                    Number of Votes:
                                                                    ----------------
                                                                                                    Broker
         Fundamental Policies                    For            Against           Abstain         Non-Votes*
         --------------------                    ---            -------           -------         ---------
    4.1  Diversification                      9,516,871         756,703           540,628          758,317

    4.2  Borrowing                            9,367,487         883,800           562,915          758,317

    4.3  Senior securities                    9,472,190         774,233           567,779          758,317

    4.4  Purchase of physical                 9,461,485         795,736           556,981          758,317
         commodities

    4.5  Concentration                        9,462,246         795,860           556,096          758,317

    4.6  Underwriting of securities           9,477,859         775,020           561,323          758,317

    4.7  Investment in real estate            9,488,260         698,394           627,548          758,317

    4.8  Lending                              9,468,058         712,487           633,657          758,317

5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                            Number of Votes:
                            ----------------

       For                      Against                    Abstain
       ---                      -------                    -------

    10,871,478                  311,490                    389,551

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                       26-Scudder International Bond Fund

                                    This Page
                                  intentionally
                                   left blank.










                       27-Scudder International Bond Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director
and Vice President

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Consultant

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary  Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
of the Board and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

Isabel Saltzman*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                       28-Scudder International Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       29-Scudder International Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       30-Scudder International Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       31-Scudder International Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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